                                                                 EXHIBIT 10.1

                               SECOND AMENDMENT


         SECOND AMENDMENT, dated as of February 12, 1999 (this "Amendment"), to the Credit Agreement, dated as of February 27, 1997, as amended and restated as of February 10, 1998 and as further amended by the First Amendment, dated as of June 30, 1998 (the "Credit Agreement"), among Cooperative Computing, Inc., a Delaware corporation (the "Borrower"), Cooperative Computing Holding Company, Inc., a Texas corporation, as guarantor ("CCI"), the several banks and other financial institutions parties thereto (the "Lenders") and The Chase Manhattan Bank, as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                               W I T N E S E T H:


         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended to add a $30,000,000 senior secured term loan facility (the "Tranche B Term Loan Facility") and to effect certain other amendments to the Credit Agreement as provided for in this Amendment;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

II. Amendments to Credit Agreement.

     1. Amendments to Section 1. Section 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by deleting therefrom the definitions of the following defined terms in their respective entireties: (i) Term Loan Facility, (ii) Term Loan,
(iii) Term Loan Commitment, (iv) Term Loan Commitment Percentage, (v) Term Loan Lender and (vi) Term Note.

          (b) by deleting therefrom the definition of "Applicable Margin" in its entirety and substituting in lieu thereof the following:

          "Applicable Margin": with respect to any Alternate Base Rate Loan which is a Revolving Credit Loan or a Tranche A Term Loan, 2.00%, and which is a Tranche B Term Loan, 2.50%; with respect to any Eurodollar Loan which is a Revolving Credit Loan or a Tranche A Term Loan, 3.00% and which is a Tranche B Term Loan, 3.50%; and with respect to any commitment fee, as provided in Section 2.4; provided that in the event that the ratio of Consolidated Total Debt of the Borrower and its Subsidiaries to

     Consolidated EBITDA of the Borrower and its Subsidiaries, as most recently determined in accordance with Section 8.1(d), is as set forth in the relevant column heading below for any quarterly period, any such Applicable Margin (including in the case of Alternate Base Rate Loans, Swing Line Loans) for Revolving Credit Loans and Tranche A Term Loans shall be as provided in the relevant column heading below, but in no event shall any such reductions be effective prior to February 10, 1999:


                                                      Revolving Credit Loans
                                                     and Tranche A Term Loans
                                          -------------------------------------------
Relevant Ratio                            Applicable Margin     Applicable Margin for
of Consolidated Total Debt to             For Eurodollar        Alternate Base Rate
Consolidated EBITDA                       Loans                 Loans                    Commitment Fee
-----------------------------             -----------------     ---------------------    --------------
4.75x and above                                    3.00%                 2.00%                0.500%
3.75x to but excluding 4.75x                       2.75                  1.75                 0.500
3.25x to but excluding 3.75x                       2.50                  1.50                 0.500
2.75x to but excluding 3.25x                       2.25                  1.25                 0.375
Below 2.75x                                        2.00                  1.00                 0.375

                  (a) if the financial statements required to be delivered pursuant to Section 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to Section 7.2(b), are delivered on or prior to the date when due (or, in the case of the fourth quarterly period of each fiscal year of the Borrower, if financial statements which satisfy the requirements of, and are delivered within the time period specified in, Section 7.l(b) and a related compliance certificate which satisfies the requirements of, and is delivered within the time period specified in, Section 7.2(b), with respect to any such quarterly period are so delivered within such time periods), then the Applicable Margin for Revolving Credit Loans and Tranche A Term Loans during the period from the date upon which such financial statements were delivered shall be the Applicable Margin as set forth in the relevant column heading above; provided, however, that in the event that the financial statements delivered pursuant to
         Section 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to Section 7.2(b), are not delivered when due, then:

                        (i) if such financial statements and certificate are
                   delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements and certificate, then the Applicable Margin (including in the case of Alternate Base Rate Loans, Swing Line Loans) for Revolving Credit Loans and Tranche A Term Loans during the period from the date upon which such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (iii) below, be the Applicable Margin as so increased;

                        (ii) if such financial statements and certificate are
                   delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin for Revolving Credit Loans and Tranche A Term Loans decreases from that previously in effect as a result of the delivery of such financial statements and certificate, then such decrease in the Applicable Margin shall not become applicable until the date upon which such financial statements and certificate actually are delivered;

                        (iii) if such financial statements and certificate are
                   not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin (including in the case of Alternate Base Rate Loans, Swing Line Loans) shall be determined as if the relevant ratio of Consolidated Total Debt to Consolidated EBITDA was 4.75x (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9); and

                  (b) the Applicable Margin for Tranche B Term Loans shall not be subject to adjustment based on the ratio of Consolidated Total Debt to Consolidated EBITDA.

         (c) by deleting therefrom the definition of "Commitment Letter" in its entirety and substituting in lieu thereof the following definition:

                        "Commitment Letter": each of the commitment letters,
                   dated January 9, 1998 and January 20, 1999, respectively, relating, among other things, to the Loans made hereunder, addressed to the Borrower from Chase and CSI and all exhibits thereto, as each of the same may be amended, supplemented or otherwise modified from time to time.

         (d) by deleting paragraph (3) of the definition of "Interest Period" and replacing it with the following:

                        (3) no Interest Period with respect to the Tranche A
                   Term Loans or Tranche B Term Loans shall extend beyond any date which repayment of principal thereof is required to be made pursuant to Section 2.7 or Section 2.7A, as applicable, if, after giving effect to the selection of such Interest Period, the aggregate principal amount of Tranche A Term Loans or Tranche B Term Loans, as the case may be, with Interest Periods ending after such date would exceed the aggregate principal amount of such Term Loans permitted to be outstanding after such scheduled repayment; and

         (e) by deleting therefrom the definition of "Commitment Percentage" in its entirety and substituting in lieu thereof the following definition:

                        "Commitment Percentage": as to any Lender, at any time,
                   the percentage of the aggregate Revolving Credit Commitments, Tranche A Term Loan Commitments and Tranche B Term Loan Commitments constituted by such Lender's Revolving Credit Commitment, Tranche A Term Loan Commitment and Tranche B Term Loan Commitment.

         (f) by adding thereto the following definitions in their appropriate alphabetical order:

                   "Amendment Effective Date": as defined in the Second Amendment to this Agreement, dated as of February 12, 1999.

                   "Term Loan Commitments": the Tranche A Term Loan Commitments and the Tranche B Term Loan Commitments.

                   "Term Loan Lenders": the Tranche A Term Loan Lenders and the Tranche B Term Loan Lenders.

                   "Term Loans": the Tranche A Term Loans and the Tranche B Term Loans.

                   "Term Notes": the Tranche A Term Notes and the Tranche B Term Notes.

                   "Tranche A Term Loan Facility": the term loan facility made available to the Borrower pursuant to Section 2.6 of this Agreement.

                   "Tranche A Term Loan" and "Tranche A Term Loans": as defined in Section 2.6.

                   "Tranche A Term Loan Commitment": as to any Tranche A Term Loan Lender, its obligation to make a Tranche A Term Loan to the Borrower pursuant to Section 2.6 of this Agreement in an aggregate amount not to exceed the amount set forth opposite such Tranche A Term Loan Lender's name in Schedule 1.1 under the heading "Term Loan Commitment."

                   "Tranche A Term Loan Commitment Percentage": as to any Tranche A Term Loan Lender, the percentage of the aggregate Tranche A Term Loan Commitments constituted by its Tranche A Term Loan Commitment or, following the Closing Date, the percentage of the aggregate outstanding Tranche A Term Loans constituted by its Tranche A Term Loan.

                   "Tranche A Term Loan Lender": any Lender having a Tranche A Term Loan Commitment hereunder or that holds outstanding Tranche A Term Loans.

                   "Tranche A Term Note": as defined in Section 2.7(a).

                   "Tranche B Term Loan Facility": the term loan facility made available to the Borrower pursuant to Section 2.6A of this Agreement.

                   "Tranche B Term Loan" and "Tranche B Term Loans": as defined in Section 2.6A.

                   "Tranche B Term Loan Commitment": as to any Tranche B Term Loan Lender, its obligation to make a Tranche B Term Loan to the Borrower pursuant to Section 2.6A of this Agreement in an aggregate amount not to exceed the amount set forth opposite such Tranche B Term Loan Lender's name in Schedule 1.1 attached hereto under the heading "Tranche B Term Loan Commitment".

                   "Tranche B Term Loan Commitment Percentage": as to any Tranche B Term Loan Lender, the percentage of the aggregate Tranche B Term Loan Commitments constituted by its Tranche B Term Loan Commitment or, following the Amendment Effective Date, the percentage of the aggregate outstanding Tranche B Term Loans constituted by its Tranche B Term Loan.

                   "Tranche B Term Loan Lender": any Lender having a Tranche B Term Loan Commitment hereunder or that holds outstanding Tranche B Term Loans.

                   "Tranche B Term Note": as defined in Section 2.7A(a).

     2. Amendments to Section 2. Section 2 of the Credit Agreement is hereby amended as follows:

     (a) by deleting therefrom each reference to "Term Loan", "Term Loans" and "Term Loan Lenders" in Sections 2.6, 2.7 and 2.8(a) and substituting in lieu thereof the phrase "Tranche A Term Loan", "Tranche A Term Loans" and "Tranche A Term Loan Lenders", respectively, except that the reference to "Term Loan Commitment" in Sections 2.6(a) and 2.7(a) shall remain unchanged.

     (b) by deleting therefrom each reference to "Term Note" in Section 2.7 and substituting in lieu thereof the phrase "Tranche A Term Note".

     (c) by adding thereto the following:

                  2.6A Tranche B Term Loans. Subject to the terms and conditions hereof, each Tranche B Term Loan Lender severally agrees to make a term loan (a "Tranche B Term Loan", together the "Tranche B Term Loans"), on the Amendment Effective Date in an aggregate principal amount set forth opposite such Lender's name in
         Schedule 1.1 under the heading "Tranche B Term Loan Commitment". The Tranche B Term Loans may from time to time be (i) Eurodollar Loans,
         (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 2.8A.

                  2.7A Tranche B Term Notes. (a) The Borrower agrees that, upon the request to the Administrative Agent by any Tranche B Term Loan Lender, in order to evidence such Lender's Tranche B Term Loan the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-4 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Tranche B Term Note"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Tranche B Term Loan Lender and in a principal amount equal to the amount set forth opposite such Tranche B Term Loan Lender's name on Schedule 1.1 under the heading "Tranche B Term Loan Commitments." Each Tranche B Term Loan Lender is hereby authorized to record the date, Type and amount of its Tranche B Term Loan, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal of its Tranche B Term Loan and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed to and constituting a part of its Tranche B Term Note, and any such recordation shall, in the absence of manifest error and to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by any Tranche B Term Loan Lender to make any such recordation, or any error therein, shall not affect any of the obligations of the Borrower under such Tranche B Term Note or this Agreement. Any Tranche B Term Note shall (i) be dated the Amendment Effective Date, (ii) be payable as provided in Section 2.7A(b) and (iii) provide for the payment of interest in accordance with Section 4.1.

                  (b) The aggregate Tranche B Term Loans of all the Tranche B Term Loan Lenders shall be payable in 18 consecutive quarterly installments on the dates and in a principal amount equal to the amount set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Tranche B Term Loan then outstanding):

   Installment                       Amount
-------------------                 --------
December 31, 1999                   $100,000

March 31, 2000                      $100,000
June 30, 2000                       $100,000
September 30, 2000                  $100,000
December 31, 2000                   $100,000

   Installment                       Amount
-------------------                 --------
March 31, 2001                      $100,000
June 30, 2001                       $100,000
September 30, 2001                  $100,000
December 31, 2001                   $100,000

March 31, 2002                      $100,000
June 30, 2002                       $100,000
September 30, 2002                  $100,000
December 31, 2002                   $100,000

March 31, 2003                      $100,000
June 30, 2003                       $100,000
September 30, 2003                  $100,000
December 31, 2003                   $100,000

March 31, 2004                      $28,300,000

                  2.8A Procedure for Tranche B Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, one Business Day prior to the Amendment Effective Date) requesting that the Tranche B Term Loan Lenders make the Tranche B Term Loans on the Amendment Effective Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche B Term Lender thereof. On the Amendment Effective Date each Tranche B Term Loan Lender shall make available to the Administrative Agent at its office specified in Section 12.2 an amount in immediately available funds equal to the Tranche B Term Loan to be made by such Tranche B Term Loan Lender. The Administrative Agent shall on such date credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Tranche B Term Loan Lenders.

     (d) by deleting clause (iii) of Section 2.8(b) and the word "and" preceding such clause and substituting in lieu thereof the following:

         (iii) each Tranche A Term Loan Lender, such Tranche A Term Loan Lender's Tranche A Term Loan Commitment Percentage of the amounts specified in Section 2.7(b) (or, if less, the aggregate amount of the Tranche A Term Loans of such Tranche A Term Loan Lender then outstanding), on the dates specified in Section 2.7(b) (or such earlier date on which the Tranche A Term Loans become due and payable pursuant to Article 9); and (iv) each Tranche B Term Loan Lender, such Tranche B Term Loan Lender's Tranche B Term Loan Commitment Percentage of the amount specified in Section 2.7A(b) (or, if less, the aggregate amount of the Tranche B Term Loans of such Tranche B Term Loan

         Lender than outstanding), on the date specified in Section 2.7A(b) (or such earlier date on which the Tranche B Term Loans become due and payable pursuant to Article 9).

         (e) by adding at the end of Section 2.9(a) the following:

         All prepayments of the Term Loans pursuant to this paragraph (a) shall be applied to the Tranche A Term Loans, on the one hand, and the Tranche B Term Loans, on the other, ratably based on the outstanding principal amounts thereof.

         (f) by deleting that portion of paragraph (b) of Section 2.9 which appears before the proviso clause and substituting therefor the following:

                  (b) With respect to optional prepayments of the Term Loans, the first $10,000,000 of such optional prepayments of the Term Loans paid after the Amendment Effective Date shall be applied in such order as the Borrower may elect and, with respect to optional prepayments in excess of such $10,000,000, shall be applied to reduce the then remaining installments of the Tranche A Term Loans or Tranche B Term Loans, as the case may be, pro rata based upon the then remaining number of installments of such Term Loans, after giving effect to all prior reductions thereto (i.e., each then remaining installment of such Term Loans shall be reduced by an amount equal to the aggregate amount to be applied to such Term Loans divided by the number of the then remaining installments for such Term Loans); provided, however, that any prepayment of the Tranche A Term Loans with the proceeds of the Tranche B Term Loans shall not be deemed a prepayment solely for purposes of the first sentence of this Section 2.9(b);

         (g) by deleting therefrom Section 2.10(d) in its entirety and substituting in lieu thereof the following:

                  (d) (i) All mandatory prepayments shall be applied first to the Tranche A Term Loans and the Tranche B Term Loans, pro rata based on the respective outstanding principal amounts thereof, and second to the permanent reduction of the Revolving Credit Commitments. The application of prepayments referred to in the preceding sentence shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans. The amount of each principal prepayment of Term Loans shall be applied to reduce the then remaining installments of the Tranche A Term Loans and the Tranche B Term Loans, as the case may be, pro rata based upon the then remaining number of installments of Tranche A Term Loans and Tranche B Term Loans, respectively, after giving effect to all prior reductions thereto (i.e., each then remaining installment of such Term Loans shall be reduced by an amount equal to the aggregate amount to be applied to such Term Loans divided by the number of the then remaining installments for such Term Loans); provided, that if the amount to be applied to any installment as required by this Agreement would exceed the then remaining amount of such installment, then an amount equal to such excess shall be applied to the next succeeding installment after giving effect to all prior reductions thereof (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence). Amounts prepaid on account of the Term Loans may not be reborrowed.

                  (ii) Any Lender holding Tranche B Term Loans may, to the extent Tranche A Term Loans are outstanding, elect on not less than one Business Day's prior written notice to the Administrative Agent with respect to any mandatory prepayment made pursuant to this Section 2.10, not to have such prepayment applied to such Lender's Tranche B Term Loans until all Tranche A Term Loans shall have been paid in full, in which case the amount not so applied shall be applied to prepay Tranche A Term Loans and shall reduce the then remaining installments of the Tranche A Term Loans ratably based on the number of such installments.

         (h) by adding immediately before the phrase "Term Loan Lender" in
Section 2.11(a) the word "applicable".

         3. Amendment to Section 4. Section 4.2(a) shall be amended by inserting immediately before each occurrence of the phrase "Term Loan Lenders" the word "applicable".

         4. Amendment to Section 5. Section 5 shall be amended as follows:

                  (a) Section 5.15 shall be amended by (a) adding the phrase "Tranche A" immediately before the phrase "Term Loans" and (b) adding the following sentence at the end thereof:

                           The proceeds of the Tranche B Term Loans shall be used by the Borrower to make (i) an optional $20,000,000 prepayment of the Tranche A Term Loans and (ii) an optional $10,000,000 repayment of the Revolving Credit Loans, each on the Amendment Effective Date.

         (b)      The following new Section 5.27 shall be added:

                  5.27 Year 2000 Compliance. On or before September 30, 1999, the Borrower will complete any reprogramming and testing of major computer systems and other major equipment containing embedded microchips, in either case owned or operated by the Borrower or any of its Subsidiaries or used or relied upon in the conduct of their business, in order to enable their computer systems and equipment in the aggregate to be year 2000 compliant in all material respects. The costs to the borrower and its Subsidiaries that have not been incurred as of the date hereof for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 could not reasonably be expected to result in an Event of Default or to have a Material Adverse Effect.

         5. Amendment to Section 6. Section 6 shall be amended as follows:

         (a) in Section 6.1(a) by deleting the words "a Term Note" and replacing them with the words "a Tranche A Term Note".

         (b) in Section 6.1(b) by deleting clause (ii) and substituting therefor the following:

                           (ii) $85,000,000 of the principal of the Term Loans
                  outstanding under the Existing Credit Agreement shall have been paid, with the result that $50,000,000 of principal of the Tranche A Term Loans remain outstanding.

          (c) in Section 6.1(b) by deleting the words "and Term Loans" and replacing them with the words "and Tranche A Term Loans" and by deleting the words "and Term Loan Commitment Percentages" and replacing them with the words "and Tranche A Term Loan Commitment Percentages".

         6. Amendment to Section 8. Section 8.1 shall be amended as follows:

         (a) by deleting the columns captioned "Quarter Ending" and "Ratio" from
Section 8.1(a) and substituting in lieu thereof the following:

    Quarter Ending                      Ratio
----------------------               ------------
1998 December 31                     1.85 to 1.00

1999 March 31                        1.85 to 1.00
     June 30                         1.85 to 1.00
     September 30                    1.85 to 1.00
     December 31                     1.85 to 1.00

2000 March 31                        1.85 to 1.00
     June 30                         1.85 to 1.00
     September 30                    1.85 to 1.00
     December 31                     2.25 to 1.00

2001 March 31                        2.25 to 1.00
     June 30                         2.50 to 1.00
     September 30                    2.50 to 1.00
     December 31                     2.75 to 1.00

    Quarter Ending                      Ratio
----------------------               ------------
2002 March 31                        2.75 to 1.00
     June 30                         3.00 to 1.00
     and each quarter thereafter


(b) by deleting the columns captioned "Quarter Ending" and "Amount" from Section 8.1(c) and substituting in lieu thereof the following:

 Quarter Ending                      Amount
----------------                   -----------
1998 December 31                   $32,500,000

1999 March 31                       32,500,000
     June 30                        32,500,000
     September 30                   32,500,000
     December 31                    33,500,000

2000 March 31                       34,500,000
     June 30                        35,500,000
     September 30                   36,000,000
     December 31                    37,500,000

2001 March 31                       40,000,000
     June 30                        42,500,000
     September 30                   45,000,000
     December 31                    45,000,000

2002 March 31                       47,500,000
     June 30                        47,500,000
     September 30                   50,000,000
     December 31                    52,500,000

 Quarter Ending                      Amount
----------------                   -----------
2003 March 31                       55,000,000
     June 30                        57,500,000
     September 30                   60,000,000
     and each quarter thereafter

(c) by deleting the columns captioned "Quarter Ending" and "Ratio" from
Section 8.1(d) and substituting in lieu thereof the following:

    Quarter Ending                      Ratio
----------------------               ------------
1998 December 31                     5.75 to 1.00

1999 March 31                        5.75 to 1.00
     June 30                         5.75 to 1.00
     September 30                    5.75 to 1.00
     December 31                     5.50 to 1.00

2000 March 31                        5.50 to 1.00
     June 30                         5.50 to 1.00
     September 30                    5.50 to 1.00
     December 31                     5.00 to 1.00

2001 March 31                        4.75 to 1.00
     June 30                         4.50 to 1.00
     September 30                    4.25 to 1.00
     December 31                     4.00 to 1.00

2002 March 31                        3.75 to 1.00
     June 30                         3.50 to 1.00
     September 30                    3.25 to 1.00
     December 31                     3.25 to 1.00

2003 March 31                        3.00 to 1.00
     and each quarter thereafter

(d) by deleting the columns captioned "Quarter Ending" and "Ratio" from
Section 8.1(e) and substituting in lieu thereof the following:

    Quarter Ending                      Ratio
----------------------               ------------
1998 December 31                     2.75 to 1.00

1999 March 31                        2.75 to 1.00
     June 30                         2.75 to 1.00
     September 30                    2.75 to 1.00
     December 31                     2.75 to 1.00

2000 March 31                        2.75 to 1.00
     June 30                         2.75 to 1.00
     September 30                    2.75 to 1.00
     December 31                     2.25 to 1.00

2001 March 31                        2.25 to 1.00
     June 30                         2.00 to 1.00
     September 30                    2.00 to 1.00
     December 31
     and each quarter thereafter     1.75 to 1.00


7. Amendment to Section 12. Section 12 shall be amended as follows:

(a) in the proviso to Section 12.1:

                  (i) by deleting clause (iii) in its entirety and substituting in lieu thereof the following: "(iii) amend, modify or waive any provision of (x) Section 2.6 or 2.7 without the written consent of the Tranche A Term Loan Lenders, the Tranche A Term Loan Percentages of which aggregate at least a majority, (y) Section 2.6A or 2.7A without the written consent of the Tranche B Term Loan Lenders, the Tranche B Term Loan Percentages of which aggregate at least a majority and (z)
         Section 4.4(a) without the written consent of the Tranche A Term Loan Lenders or the Tranche B Term Loan Lenders, as applicable, the Tranche A Term Loan Percentages or Tranche B Term Loans Percentages, as the case may be, of which aggregate at least a majority"; and

                  (ii) by deleting the word "or" which appears before clause
         (ix) and adding the following new clause (x) at the end of clause (ix):
         "or (x) change the allocation of payments among the Tranche A Term Loans and the Tranche B Term Loans, as applicable, specified in Section 4.4(b) or the allocation of payments between the Tranche A Term Loans and the Tranche B Term Loans pursuant to Section 2.10(d), in each case without the consent of Lenders holding at least a majority of the adversely affected Tranche".

         (b) in Section 12.6(e), (i) by deleting the words "or Term Note" in each instance and replacing them with the words "Tranche A Term Note or Tranche B Term Note" and (ii) by deleting the words "Term Loan" in each instance and replacing them with the words "Tranche A Term Loan or Tranche B Term Loan".

         8. Amendment to Schedule 1.1. Schedule 1.1 to the Credit Agreement will be amended by adding thereto the information with respect to the Tranche B Term Loan Commitments set forth on Schedule 1.1 hereto.

         9. Amendment to Exhibits. The Credit Agreement is hereby amended by adding thereto as Exhibit A-4, Exhibit 1 to this Amendment. Exhibit A-2 to the Credit Agreement is hereby amended by deleting therefrom each reference to "Term Note", "Term Notes", "Term Loan" and "Term Loan Commitment Percentage" in such exhibit and substituting in lieu thereof the phrase "Tranche A Term Note", "Tranche A Term Notes", "Tranche A Term Loan", "Tranche A Term Loan Percentage", respectively.

         10. Prepayment of Tranche A Term Loans and Revolving Credit Loans. $20,000,000 of the proceeds of the Tranche B Term Loans will be applied on the Amendment Effective Date to the prepayment of the Tranche A Term Loans, with the first $6,000,000 of such proceeds to be applied to the installments of the Tranche A Term Loans in the direct order of maturity and the remaining $14,000,000 of such proceeds to be applied to the remaining installments pro rata based on the number of such remaining installments. For reference, attached hereto as Exhibit 2 is a revised schedule of installments for the Tranche A Term Loans after giving effect to the prepayment thereof with the proceeds of the Tranche B Term Loans as described above. The remaining $10,000,000 of the proceeds of the Tranche B Term Loans will be applied on the Amendment Effective Date to repay (but not reduce the Commitments under) the Revolving Credit Facility.

         11. Voting Agreement with respect to Section 12.1. Until the amendment to Section 12.1 of the Credit Agreement set forth in Section II.7(a) above becomes effective, each Lender which executes this Amendment agrees that it will not consent to any amendment of the Credit

Agreement which would require the consent of the holders of the Tranche A Term Loans or the Tranche B Term Loans, as set forth in Section II.7(a) above, without obtaining the consent of the requisite Tranche A Term Lenders or Tranche B Term Loan Lenders as required thereby. The agreements set forth in this
Section 10 will apply to each assignee, transferee and successor of such Lender.

         III. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied or waived; provided that the amendment set forth in Section II.7(a) above shall become effective when this Amendment has been executed by each Lender:

         1. This Amendment shall have been (i) executed by the Borrower, CCI, the Administrative Agent, the Required Lenders, Tranche A Term Lenders the Tranche A Term Loan Percentages of which aggregate at least a majority and the Tranche B Term Loan Lenders set forth in the signature pages hereto and (ii) acknowledged and consented to by the other Credit Parties, each in accordance with the terms of the Credit Agreement.

         2. The Administrative Agent shall have received, with a counterpart for each Lender, (i) an executed legal opinion of Weil, Gotshal & Manges LLP, counsel to the Borrower, in form and substance satisfactory to the Administrative Agent, (ii) a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors or duly authorized committee of the Borrower and CCI authorizing this Amendment and
(iii) a certificate of the Secretary or an Assistant Secretary (or comparable officer) of each of the Borrower and CCI, dated the Amendment, Effective Date, as to the incumbency and signature of the Responsible Officers of such Person executing this Amendment and any certificate or other document to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

         3. The Borrower shall have paid to the Administrative Agent all fees and expenses in connection with this Amendment and the Tranche B Term Loans required to be paid to the Administrative Agent and the Lenders on or prior to the Amendment Effective Date.

         IV. General.

         1. Representations and Warranties. The representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date which representation and warranty shall have been true and correct in all material respects as of such earlier date, and no Default or Event of Default has occurred and is continuing.

         2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

         4. Affirmation of Guarantees. Each of the Guarantors hereby consents to the execution and delivery of this Amendment and to the transactions contemplated hereby or in any related document and reaffirms its obligations under the Guarantee and Collateral Agreement executed by such Guarantor.

         (a) Governing Law; Counterparts. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                  COOPERATIVE COMPUTING, INC.


                                  By:___________________________________
                                     Name:
                                     Title:


                                  COOPERATIVE COMPUTING HOLDING COMPANY, INC., as a Guarantor


                                  By:___________________________________
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK,
                                  as Administrative Agent,
                                  a Lender and Issuing Lender


                                  By:___________________________________
                                     Name:
                                     Title:

                                        BANK UNITED

                                        By:___________________________________
                                           Name:
                                           Title:

                                        BANKBOSTON, N.A.


                                        By:___________________________________
                                           Name:
                                           Title:

                                        COMERICA BANK - CALIFORNIA


                                        By:___________________________________
                                           Name:
                                           Title:

                                        BANK AUSTRIA CREDITANSTALT CORPORATE
                                        FINANCE, INC.


                                        By:___________________________________
                                           Name:
                                           Title:


                                        By:___________________________________
                                           Name:
                                           Title:

                                        NATIONSBANK, N.A., SUCCESSOR IN INTEREST
                                        BY MERGER WITH NATIONSBANK OF TEXAS N.A.


                                        By:___________________________________
                                           Name:
                                           Title:

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:___________________________________
                                           Name:
                                           Title:

                                        VAN KAMPEN CLO I, LIMITED

                                        By: Van Kampen American Capital
                                            Management, Inc., as Collateral
                                            Manager


                                        By:___________________________________
                                           Name:
                                           Title:

                                        IMPERIAL BANK


                                        By:___________________________________
                                           Name:
                                           Title:

                                        COMMERCIAL LOAN FUNDING TRUST I

                                        By: Lehman Commercial Paper Inc., not in
                                            its individual capacity but solely
                                            as administrative agent


                                        By:___________________________________
                                           Name:
                                           Title:

                                        ROYALTON COMPANY

                                        By: Pacific Investment Management
                                            Company, as its investment adviser


                                        By:___________________________________
                                           Name:
                                           Title:

                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By:___________________________________
                                           Name:
                                           Title: